AURIGA LABORATORIES, INC.
                                 2006 STOCK PLAN
                          NOTICE OF STOCK OPTION GRANT

      You have been granted an option to purchase Common Stock ("Common Stock") of Auriga Laboratories, Inc. (the "Company") as follows:

Board Approval Date:                7/6/2006

Date of Grant:                      7/6/2006

Vesting Commencement Date:          7/1/2006

Exercise Price Per Share:           2.55(1)

Total Number of Shares Granted:     300,000(2)

Type of Option:                     NON-STATUTORY STOCK OPTION

Term/Expiration Date:               7/5/2016

Vesting Schedule:                   The shares subject to the Option shall vest
                                    as follows: 12/48s of the shares shall vest on the first anniversary of the Vesting
                                    Commencement Date; thereafter, 1/48ths of the shares shall vest in equal monthly installments, commencing one month after the first anniversary of the Vesting
                                    Commencement Date, and ending on the fourth anniversary of the Vesting Commencement
                                    Date.

Termination Period:                 This Option may be exercised for three
                                    months after termination of employment or consulting relationship except as set out in Sections 6 and 7 of the Stock Option
                                    Agreement (but in no event later than the Expiration Date).

      By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 2006 STOCK PLAN and the Stock Option Agreement, both of which are attached and made a part of this document.

GRANTEE                                       AURIGA LABORATORIES, INC.

/s/ Andrew Shales                             By:/s/ Philip S. Pesin
-----------------                                ---------------------------
Signature
                                              Name: Philip S. Pesin
Andrew Shales                                       ------------------------
-----------------
Print Name                                    Title: Chief Executive Officer
                                                     -----------------------

_________________
(1) The foregoing per share exercise price has been adjusted to take into account an anticipated one-for-15 reverse split of the Company's Common Stock.
(2) The foregoing share numbers are adjusted to take into account an anticipated one-for-15 reverse split of the Company's Common Stock.

                            AURIGA LABORATORIES, INC.
                                 2006 STOCK PLAN
                             STOCK OPTION AGREEMENT


      1. GRANT OF OPTION. Auriga Laboratories, Inc., a Delaware corporation (the "Company"), hereby grants to GRANTEE ("Optionee") an option (the "Option") to purchase a total number of shares of Common Stock (the "Shares") set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price") subject to the terms, definitions and provisions of the Auriga Laboratories, Inc. 2006 Stock Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option.

      If designated an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

      2. EXERCISE OF OPTION. This Option shall be exercisable during its Term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the provisions of Sections 7 and 8 of the Plan as follows:

            (a) RIGHT TO EXERCISE.

                  (i) This Option may be exercised in whole or in part at any time after the Date of Grant, as to Shares which have not yet vested under the vesting schedule indicated on the Notice of Stock Option Grant; provided, however, that Optionee shall execute as a condition to such exercise of this Option, the Early Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit A (the "Early Exercise Agreement"). If Optionee chooses to exercise this Option solely as to Shares which have vested under the vesting schedule indicated on the Notice of Stock Option Grant, Optionee shall complete and execute the form of Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit B (the "Exercise Agreement"). Notwithstanding the foregoing, the Company may in its discretion prescribe or accept a different form of notice of exercise and/or stock purchase agreement if such forms are otherwise consistent with this Agreement, the Plan and then-applicable law.

                  (ii) This Option may not be exercised for a fraction of a share.

                  (iii) In the event of Optionee's death, disability or other termination of employment or consulting relationship, the exercisability of the Option is governed by Sections 5, 6 and 7 below, subject to the limitation contained in Section 2(a)(iv) below.

                  (iv) In no event may this Option be exercised after the Expiration Date of this Option as set forth in the Notice of Stock Option Grant.

            (b) METHOD OF EXERCISE. This Option shall be exercisable by execution and delivery of the Early Exercise Agreement or the Exercise Agreement, whichever is applicable, or of any other written notice approved for such purpose by the Company which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

      No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

      3. METHOD OF PAYMENT. Payment of the Exercise Price shall be by cash, check, or any other form approved by the Company), or any other method permitted under the Plan; provided however that the Administrator may refuse to allow Optionee to tender a particular form of payment (other than cash or check) if, in the Administrator's sole discretion, acceptance of such form of consideration would not be in the best interests of the Company at such time.

      4. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

      5. TERMINATION OF RELATIONSHIP. In the event of termination of Optionee's Continuous Status as an Employee or Consultant, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set forth in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at such Termination Date, or if Optionee does not exercise this Option within the Termination Period, the Option shall terminate.

      6. DISABILITY OF OPTIONEE.

            (a) Notwithstanding the provisions of Section 5 above, in the event of termination of Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve months from the Termination Date (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant and in Section 9 below), exercise this Option to the extent he or she was entitled to exercise it at such Termination Date. To the extent that Optionee was not entitled to exercise the Option on the Termination Date, or if Optionee does not exercise such Option to the extent so entitled within the time specified in this Section 6(a), the Option shall terminate.

            (b) Notwithstanding the provisions of Section 5 above, in the event of termination of Optionee's consulting relationship or Continuous Status as an Employee as a result of a disability not constituting a total and permanent disability (as set forth in Section 22(e)(3) of the Code), Optionee may, but only within six months from the Termination Date (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant and in Section 9 below), exercise the Option to the extent Optionee was entitled to exercise it as of such Termination Date; provided, however, that if this is an Incentive Stock Option and Optionee fails to exercise this Incentive Stock Option within three months from the Termination Date, this Option will cease to qualify as an Incentive Stock Option (as defined in Section 422 of the Code) and Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such exercise in an amount generally measured by the difference between the Exercise Price for the Shares and the Fair Market Value of the Shares on the date of exercise. To the extent that Optionee was not entitled to exercise the Option at the Termination Date, or if Optionee does not exercise such Option to the extent so entitled within the time specified in this Section 6(b), the Option shall terminate.

      7. DEATH OF OPTIONEE. In the event of the death of Optionee (a) during the Term of this Option and while an Employee or Consultant of the Company and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, or (b) within 30 days after Optionee's Termination Date, the Option may be exercised at any time within six months following the date of death (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant and in Section 9 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the Termination Date.

      8. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

      9. TERM OF OPTION. This Option may be exercised only within the Term set forth in the Notice of Stock Option Grant, subject to the limitations set forth in Section 6 of the Plan.

      10. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of certain of the federal and state tax consequences of exercise of this Option and disposition of the Shares under the laws in effect as of the Date of Grant. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

            (a) EXERCISE OF INCENTIVE STOCK OPTION. If this Option qualifies as an Incentive Stock Option, there will be no regular federal or state income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.

            (b) EXERCISE OF NONSTATUTORY STOCK OPTION. If this Option does not qualify as an Incentive Stock Option, there may be a regular federal income tax liability and a state income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Optionee is a current or former employee, the Company may be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

            (c) DISPOSITION OF SHARES. In the case of a Nonstatutory Stock Option, if Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and state income tax purposes. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for more than one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal and state income tax purposes. In either case, the long-term capital gain will be taxed for federal income tax and alternative minimum tax purposes at a maximum rate of 20% if the Shares are held more than one year after exercise. If Shares purchased under an Incentive Stock Option are disposed of within one year after exercise or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

            (d) NOTICE OF DISQUALIFYING DISPOSITION OF INCENTIVE STOCK OPTION SHARES. If the Option granted to Optionee herein is an Incentive Stock Option, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (i) the date two years after the Date of Grant, or (ii) the date one year after the date of exercise, Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges and agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current earnings paid to Optionee.

      11. WITHHOLDING TAX OBLIGATIONS.

            (a) GENERAL WITHHOLDING OBLIGATIONS. As a condition to the exercise of Option granted hereunder, Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of the Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. Optionee understands that, upon exercising a Nonstatutory Stock Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares over the Exercise Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation, or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income. Additionally, Optionee may at some point be required to satisfy tax withholding obligations with respect to the disqualifying disposition of an Incentive Stock Option. Optionee shall satisfy his or her tax withholding obligation arising upon the exercise of this Option by one or some combination of the following methods: (i) by cash or check payment, (ii) out of Optionee's current compensation, (iii) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares which
(A) in the case of Shares previously acquired from the Company, have been owned by Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value determined as of the applicable Tax Date (as defined in Section 11(c) below) on the date of surrender equal to the amount required to be withheld, or (iv) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the Stock Purchase Right, if any, that number of Shares having a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.

            (b) STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. In the event the Administrator allows Optionee to satisfy his or her tax withholding obligations as provided in Section 11(a)(iii) or (iv) above, such satisfaction must comply with the requirements of this Section (11)(b) and all applicable laws. All elections by Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                  (i) the election must be made on or prior to the applicable Tax Date (as defined in Section 11(c) below);

                  (ii) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; and

                  (iii) all elections shall be subject to the consent or disapproval of the Administrator.

      In the event the election to have Shares withheld is made by Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, Optionee shall receive the full number of Shares with respect to which the Option is exercised but Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

            (c) DEFINITIONS. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").

      12. MARKET STANDOFF AGREEMENT. In connection with the initial public offering of the Company's securities and upon request of the Company or the underwriters managing such underwritten offering of the Company's securities, Optionee agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering.


                            [Signature Page Follows]

      This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

                                              AURIGA LABORATORIES, INC.



                                              By:   /s/ Philip S. Pesin
                                                 ---------------------------

                                              Name: Philip S. Pesin
                                                    ------------------------

                                              Title: Chief Executive Officer
                                                     -----------------------

      OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

      Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.



Dated: 7/6/2006                                      /s/ Andrew Shales
       --------                                      -----------------
                                                     Signature

                                    EXHIBIT A

                            AURIGA LABORATORIES, INC.

                                 2006 STOCK PLAN
          EARLY EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT


      This Agreement ("Agreement") is made as of __________________________, by and between Auriga Laboratories, Inc., a Delaware corporation (the "Company"), and __________________________________ ("Purchaser"). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the 2006 Stock Plan.

      1. EXERCISE OF OPTION. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase _________________ shares of the Common Stock (the "Shares") of the Company under and pursuant to the Company's 2006 Stock Plan (the "Plan") and the Stock Option Agreement dated _________________ (the "Option Agreement"). Of these Shares, Purchaser has elected to purchase _________________ of those Shares which have become vested as of the date hereof under the Vesting Schedule set forth in the Notice of Stock Option Grant (the "Vested Shares") and ____________ Shares which have not yet vested under such Vesting Schedule (the "Unvested Shares"). The purchase price for the Shares shall be $____________ per Share for a total purchase price of $_______________, which amount shall be paid for by a check in the amount of $____________. The term "Shares" refers to the purchased Shares and all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

      2. TIME AND PLACE OF EXERCISE. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement in accordance with the provisions of Section 2(b) of the Option Agreement. On such date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) against payment of the purchase price therefor by Purchaser by (a) check made payable to the Company,
(b) cancellation of indebtedness of the Company to Purchaser, (c) delivery of shares of the Common Stock of the Company in accordance with Section 3 of the Option Agreement, or (d) a combination of the foregoing.

      3. LIMITATIONS ON TRANSFER. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's Repurchase Option (as defined below). After any Shares have been released from such Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

            (a) REPURCHASE OPTION.

                  (i) In the event of the voluntary or involuntary termination of Purchaser's employment or consulting relationship with the Company for any reason (including death or disability), with or without cause, the Company shall upon the date of such termination (the "Termination Date") have an irrevocable, exclusive option (the "Repurchase Option") for a period of 90 days from such date to repurchase all or any portion of the Shares held by Purchaser as of the Termination Date which have not yet been released from the Company's Repurchase Option at the original purchase price per Share specified in Section 1 (adjusted for any stock splits, stock dividends and the like).

                  (ii) Unless the Company notifies Purchaser within 90 days from the date of termination of Purchaser's employment or consulting relationship that it does not intend to exercise its Repurchase Option with respect to some or all of the Shares, the Repurchase Option shall be deemed automatically exercised by the Company as of the 90th day following such termination, provided that the Company may notify Purchaser that it is exercising its Repurchase Option as of a date prior to such 90th day. Unless Purchaser is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Option as to some or all of the Shares to which it applies at the time of termination, execution of this Agreement by Purchaser constitutes written notice to Purchaser of the Company's intention to exercise its Repurchase Option with respect to all Shares to which such Repurchase Option applies. The Company, at its choice, may satisfy its payment obligation to Purchaser with respect to exercise of the Repurchase Option by either (A) delivering a check to Purchaser in the amount of the purchase price for the Shares being repurchased, or (B) in the event Purchaser is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. In the event of any deemed automatic exercise of the Repurchase Option pursuant to this Section 3(a)(ii) in which Purchaser is indebted to the Company, such indebtedness equal to the purchase price of the Shares being repurchased shall be deemed automatically canceled as of the 90th day following termination of Purchaser's employment or consulting relationship unless the Company otherwise satisfies its payment obligations. As a result of any repurchase of Shares pursuant to this Section 3(a), the Company shall become the legal and beneficial owner of the Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

                  (iii) One hundred percent (100%) of the Shares shall initially be subject to the Repurchase Option. The Unvested Shares shall be released from the Repurchase Option in accordance with the Vesting Schedule set forth in the Notice of Stock Option Grant until all Shares are released from the Repurchase Option. Fractional shares shall be rounded to the nearest whole share.

            (b) RIGHT OF FIRST REFUSAL. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this
Section 3(b) (the "Right of First Refusal").

                  (i) NOTICE OF PROPOSED TRANSFER. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee");
(iii) the number of Shares to be transferred to each Proposed Transferee; and
(iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

                  (ii) EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection
(iii) below.

                  (iii) PURCHASE PRICE. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section 3(b) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

                  (iv) PAYMENT. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

                  (v) HOLDER'S RIGHT TO TRANSFER. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(b), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

                  (vi) EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything to the contrary contained in this Section 3(b) notwithstanding, the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's Immediate Family (as defined below) or a trust for the benefit of Purchaser's Immediate Family shall be exempt from the provisions of this Section 3(b). "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

            (c) INVOLUNTARY TRANSFER.

                  (i) COMPANY'S RIGHT TO PURCHASE UPON INVOLUNTARY TRANSFER. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including divorce or death, but excluding, in the event of death, a transfer to Immediate Family as set forth in
Section 3(b)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice by the person acquiring the Shares.

                  (ii) PRICE FOR INVOLUNTARY TRANSFER. With respect to any stock to be transferred pursuant to Section 3(c)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his or her executor of the price so determined within 30 days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if the Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, the Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Purchaser and whose fees shall be borne equally by the Company and the Purchaser.

            (d) ASSIGNMENT. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations.

            (e) RESTRICTIONS BINDING ON TRANSFEREES. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Option. In the event of any purchase by the Company hereunder where the Shares or interest are held by a transferee, the transferee shall be obligated, if requested by the Company, to transfer the Shares or interest to the Purchaser for consideration equal to the amount to be paid by the Company hereunder. In the event the Repurchase Option is deemed exercised by the Company pursuant to Section 3(a)(ii) hereof, the Company may deem any transferee to have transferred the Shares or interest to Purchaser prior to their purchase by the Company, and payment of the purchase price by the Company to such transferee shall be deemed to satisfy Purchaser's obligation to pay such transferee for such Shares or interest, and also to satisfy the Company's obligation to pay Purchaser for such Shares or interest. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

            (f) TERMINATION OF RIGHTS. The Right of First Refusal and the Company's right to repurchase the Shares in the event of an involuntary transfer pursuant to Section 3(c) above shall terminate upon the listing of Common Stock of the Company on a national exchange.

            (g) MARKET STANDOFF AGREEMENT. In connection with the initial public offering of the Company's securities and upon request of the Company or the underwriters managing such underwritten offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering.

      4. ESCROW OF UNVESTED SHARES. For purposes of facilitating the enforcement of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Attachment A executed by Purchaser and by Purchaser's spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary's designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary's designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary's designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

      5. INVESTMENT AND TAXATION REPRESENTATIONS. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

            (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act. Purchaser does not have any present intention to transfer the Shares to any other person or entity.

            (b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

            (c) Purchaser understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

            (d) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

      6. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

            (a) LEGENDS. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

                  (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                  (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

            (b) STOP-TRANSFER NOTICES. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

            (d) REMOVAL OF LEGEND. When all of the following events have occurred, the Shares then held by Purchaser will no longer be subject to the legend referred to in Section 6(a)(ii): (i) the termination of the Right of First Refusal; (ii) the expiration or termination of the market standoff provisions of Section 3(g) (and of any agreement entered pursuant to Section 3(g)); and (iii) the expiration or exercise in full of the Repurchase Option. After such time, and upon Purchaser's request, a new certificate or certificates representing the Shares not repurchased shall be issued without the legend referred to in Section 6(a)(ii), and delivered to Purchaser.

      7. NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser's employment or consulting relationship, for any reason, with or without cause.

      8. SECTION 83(B) ELECTION. Purchaser understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income for a Nonstatutory Stock Option and as alternative minimum taxable income for an Incentive Stock Option the difference between the amount paid for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an "83(b) Election") of the Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the Fair Market Value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income and alternative minimum tax treatment under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser's death.

      Purchaser agrees that he or she will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the "Acknowledgment") attached hereto as Attachment B. Purchaser further agrees that he or she will execute and submit with the Acknowledgment a copy of the 83(b) Election attached hereto as Attachment C (for tax purposes in connection with the early exercise of an option) if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.

      9. MISCELLANEOUS.

            (a) GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Georgia, without giving effect to principles of conflicts of law.

            (b) ENTIRE AGREEMENT; ENFORCEMENT OF RIGHTS. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

            (c) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

            (d) CONSTRUCTION. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

            (e) NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

            (f) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

            (g) SUCCESSORS AND ASSIGNS. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

            (h) GEORGIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF GEORGIA, OR ANY OTHER STATE, AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                            [Signature Page Follows]

      The parties have executed this Agreement as of the date first set forth above.

                             COMPANY:

                             AURIGA LABORATORIES, INC.



                             By:________________________________________________

                             Name:______________________________________________

                             Title:_____________________________________________

                                   Address:   5555 Triangle Parkway, Suite 300
                                              Norcross, GA 30092


                             PURCHASER:


                             ___________________________________________________
                             Signature

                             ___________________________________________________
                             Print Name

                             ___________________________________________________
                             Address

                             ___________________________________________________
                             Address

                                  ATTACHMENT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


      FOR VALUE RECEIVED and pursuant to that certain Early Exercise Notice and Restricted Stock Purchase Agreement between the undersigned ("Purchaser") and Auriga Laboratories, Inc. (the "Company") dated _______________, ____ (the "Agreement"), Purchaser hereby sells, assigns and transfers unto the Company _________________________________ (________) shares of the Common Stock of the
Company, standing in Purchaser's name on the books of the Company and represented by Certificate No. ____, and does hereby irrevocably constitute and appoint ________________________________________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE ATTACHMENTS THERETO.

Dated: ______________________

                                                     Signature:


                                                     ___________________________
                                                     Signature

                                                     ___________________________
                                                     Print Name

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Repurchase Option set forth in the Agreement without requiring additional signatures on the part of Purchaser.




                                      A-A-1

                                  ATTACHMENT B

                    ACKNOWLEDGMENT AND STATEMENT OF DECISION
                        REGARDING SECTION 83(B) ELECTION


      The undersigned (which term includes the undersigned's spouse), a purchaser of ___________ shares of Common Stock of Auriga Laboratories, Inc., a Delaware corporation (the "Company") by exercise of an option (the "Option") granted pursuant to the Company's 2006 Stock Plan (the "Plan"), hereby states as follows:

      1. The undersigned acknowledges receipt of a copy of the Plan relating to the offering of such shares. The undersigned has carefully reviewed the Plan and the option agreement pursuant to which the Option was granted.

      2. The undersigned either [check and complete as applicable]:

            (a)___has consulted, and has been fully advised by, the
                  undersigned's own tax advisor,
                  _____________________________________, whose business address is ______________________________, regarding the federal,
                  state and local tax consequences of purchasing shares under the Plan, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") and pursuant to the corresponding ---- provisions, if any, of applicable state law; or

            (b)___has knowingly chosen not to consult such a tax advisor.

      3. The undersigned hereby states that the undersigned has decided [check as applicable]:

            (a)___to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Early Exercise Notice and Restricted Stock Purchase Agreement, an executed form entitled "Election Under Section 83(b) of the Internal Revenue Code of 1986;" or

            (b)___not to make an election pursuant to Section 83(b) of the Code.

      4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of shares under the Plan or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Date:_________________________                 _________________________________
                                               Signature

                                      A-B-1

                                  ATTACHMENT C

                          ELECTION UNDER SECTION 83(B)
                      OF THE INTERNAL REVENUE CODE OF 1986

      The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer's gross income or alternative minimum taxable income, as applicable, for the current taxable year, the amount of any income that may be taxable to taxpayer in connection with taxpayer's receipt of the property described below:

      1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

      NAME OF TAXPAYER: _________________________________

      ADDRESS: __________________________________________

               __________________________________________

      IDENTIFICATION NO. OF TAXPAYER: ___________________

      TAXABLE YEAR: __________

      2. The property with respect to which the election is made is described as follows:

            _________________ shares of the Common Stock of Auriga Laboratories, Inc., a Delaware corporation (the "Company").

      3. The date on which the property was transferred is: _______________

      4. The property is subject to the following restrictions:

            Repurchase option at cost in favor of the Company upon termination of taxpayer's employment or consulting relationship.

      5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $____________________

The amount (if any) paid for such property: $____________________

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Date:_________________________                 _________________________________
                                               Signature

                                      A-C-1

                               RECEIPT AND CONSENT


      The undersigned hereby acknowledges receipt of a photocopy of Certificate No. ______ for __________________ shares of Common Stock of Auriga Laboratories, Inc. (the "Company").

      The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Early Exercise Notice and Restricted Stock Purchase Agreement Purchaser has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned's name.

Date:_________________________                 _________________________________
                                               Name

                                    EXHIBIT B

                            AURIGA LABORATORIES, INC.

                                 2006 STOCK PLAN
             EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT


      This Agreement ("Agreement") is made as of ______________, by and between Auriga Laboratories, Inc., a Delaware corporation (the "Company"), and ____________ ("Purchaser"). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the 2006 Stock Plan.

      1. EXERCISE OF OPTION. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase __________ shares of the Common Stock (the "Shares") of the Company under and pursuant to the Company's 2006 Stock Plan (the "Plan") and the Stock Option Agreement dated ______________, (the "Option Agreement"). The purchase price for the Shares shall be $__________per Share for a total purchase price of $_______________. The term "Shares" refers to the purchased Shares and all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

      2. TIME AND PLACE OF EXERCISE. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement in accordance with the provisions of Section 2(b) of the Option Agreement. On such date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) against payment of the purchase price therefor by Purchaser by (a) check made payable to the Company,
(b) cancellation of indebtedness of the Company to Purchaser, (c) delivery of shares of the Common Stock of the Company in accordance with Section 3 of the Option Agreement, or (d) a combination of the foregoing.

      3. LIMITATIONS ON TRANSFER. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.

            (a) RIGHT OF FIRST REFUSAL. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this
Section 3(a) (the "Right of First Refusal").

                  (i) NOTICE OF PROPOSED TRANSFER. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee");
(iii) the number of Shares to be transferred to each Proposed Transferee; and
(iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).
                                       B-1

                  (ii) EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection
(iii) below.

                  (iii) PURCHASE PRICE. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section 3(a) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

                  (iv) PAYMENT. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

                  (v) HOLDER'S RIGHT TO TRANSFER. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

                  (vi) EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything to the contrary contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's Immediate Family (as defined below) or a trust for the benefit of Purchaser's Immediate Family shall be exempt from the provisions of this Section 3(a). "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

            (b) INVOLUNTARY TRANSFER.

                  (i) COMPANY'S RIGHT TO PURCHASE UPON INVOLUNTARY TRANSFER. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including divorce or death, but excluding, in the event of death, a transfer to Immediate Family as set forth in
Section 3(a)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice by the person acquiring the Shares.

                  (ii) PRICE FOR INVOLUNTARY TRANSFER. With respect to any stock to be transferred pursuant to Section 3(b)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his or her executor of the price so determined within 30 days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if the Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, the Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Purchaser and whose fees shall be borne equally by the Company and the Purchaser.

            (c) ASSIGNMENT. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations.

            (d) RESTRICTIONS BINDING ON TRANSFEREES. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

            (e) TERMINATION OF RIGHTS. The Right of First Refusal and the Company's right to repurchase the Shares in the event of an involuntary transfer pursuant to Section 3(b) above shall terminate upon the listing of Common Stock of the Company on a national exchange.

            (f) MARKET STANDOFF AGREEMENT. In connection with the initial public offering of the Company's securities and upon request of the Company or the underwriters managing such underwritten offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering.

      4. INVESTMENT AND TAXATION REPRESENTATIONS. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

            (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

            (b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

            (c) Purchaser understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

            (d) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

      5. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

            (a) LEGENDS. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

                  (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                  (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

            (b) STOP-TRANSFER NOTICES. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

            (d) REMOVAL OF LEGEND. When all of the following events have occurred, the Shares then held by Purchaser will no longer be subject to the legend referred to in Section 5(a)(ii): (i) the termination of the Right of First Refusal; and (ii) the expiration or termination of the market standoff provisions of Section 3(f) (and of any agreement entered pursuant to Section 3(f)). After such time, and upon Purchaser's request, a new certificate or certificates representing the Shares not repurchased shall be issued without the legend referred to in Section 5(a)(ii), and delivered to Purchaser.

      6. NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser's employment or consulting relationship, for any reason, with or without cause.

      7. MISCELLANEOUS.

            (a) GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Georgia, without giving effect to principles of conflicts of law.

            (b) ENTIRE AGREEMENT; ENFORCEMENT OF RIGHTS. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

            (c) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

            (d) CONSTRUCTION. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

            (e) NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

            (f) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

            (g) SUCCESSORS AND ASSIGNS. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

            (h) GEORGIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF GEORGIA, OR ANY OTHER STATE, AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                            [Signature Page Follows]

      The parties have executed this Agreement as of the date first set forth above.

                             COMPANY:

                             AURIGA LABORATORIES, INC.



                             By:______________________________________________

                             Name:____________________________________________

                             Title:___________________________________________


                                   Address:   5555 Triangle Parkway, Suite 300
                                              Norcross, GA 30092


                             PURCHASER:



                             _________________________________________________
                             Signature

                             _________________________________________________
                             Print Name

                             _________________________________________________
                             Address

                             _________________________________________________
                             Address

                                     RECEIPT


      Auriga Laboratories, Inc. (the "Company") hereby acknowledges receipt of (check as applicable): -------

      _____   A check in the amount of $__________

      _____   The cancellation of indebtedness in the amount of $__________

      _____ Certificate No. ____ representing ______ shares of the Company's Common Stock with a fair market value of $__________

given by ____________ as consideration for Certificate No. ______ for ___________ shares of Common Stock of the Company.

Dated:_________________________________

                                                     AURIGA LABORATORIES, INC.



                                                     By:
                                                        ----------------------
                                                         Name:
                                                         Title: